UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 3, 2014
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UNITEDHEALTH GROUP INCORPORATED
(Exact name of registrant as specified in its charter)
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Minnesota	1-10864	41-1321939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

UnitedHealth Group Center, 9900 Bren Road East, Minnetonka, Minnesota	55343
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (952) 936-1300
N/A
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

On December 3, 2014, UnitedHealth Group Incorporated (the “Company”) agreed to sell (i) $750,000,000 aggregate principal amount of its 1.400% Notes due December 15, 2017 (the “2017 Notes”), (ii) $500,000,000 aggregate principal amount of its 2.300% Notes due December 15, 2019 (the “2019 Notes”) and (iii) $750,000,000 aggregate principal amount of its 2.875% Notes due December 15, 2021 (the “2021 Notes” and together with the 2017 Notes and the 2019 Notes, the “Notes”), pursuant to the Underwriting Agreement, dated December 3, 2014 (the “Underwriting Agreement”), and the Pricing Agreement, dated December 3, 2014 (the “Pricing Agreement”), both among the Company and Goldman, Sachs & Co., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as representatives of the several underwriters listed on Schedule I to the Pricing Agreement.

The Notes were issued pursuant to that certain Indenture, dated as of February 4, 2008, between the Company and U.S. Bank National Association, as trustee (the “Indenture”), and Officers’ Certificates and Company Orders, dated December 8, 2014, relating to each of the 2017 Notes, the 2019 Notes and the 2021 Notes, in each case, pursuant to Sections 201, 301 and 303 of the Indenture.

The Notes were issued on December 8, 2014, and have been registered under the Securities Act of 1933, as amended, pursuant to an automatic shelf registration statement on Form S-3, File No. 333-193958 (the “Registration Statement”). The Company is filing this Current Report on Form 8-K to file with the Securities and Exchange Commission certain items related to the issuance of the Notes that are to be incorporated by reference into the Registration Statement.

The Underwriting Agreement is filed herewith as Exhibit 1.1. The Pricing Agreement is filed herewith as Exhibit 1.2. The Officers’ Certificates and Company Orders relating to the Notes, each including the respective form of Note, are filed herewith as Exhibit 4.1, Exhibit 4.2 and Exhibit 4.3. Legal opinions with respect to the validity of the Notes are filed herewith as Exhibit 5.1 and Exhibit 5.2.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

Exhibit	Description
1.1
Underwriting Agreement, dated December 3, 2014, among the Company and Goldman, Sachs & Co., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as Representatives of the several Underwriters

1.2
Pricing Agreement, dated December 3, 2014, among the Company and Goldman, Sachs & Co., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as Representatives of the several Underwriters

4.1
Officers’ Certificate and Company Order, dated December 8, 2014 for the 1.400% Notes due December 15, 2017, pursuant to Sections 201, 301 and 303 of the Indenture dated as of February 4, 2008 (including the form of 1.400% Notes due December 15, 2017)

4.2
Officers’ Certificate and Company Order, dated December 8, 2014 for the 2.300% Notes due December 15, 2019, pursuant to Sections 201, 301 and 303 of the Indenture dated as of February 4, 2008 (including the form of 2.300% Notes due December 15, 2019)

4.3
Officers’ Certificate and Company Order, dated December 8, 2014 for the 2.875% Notes due December 15, 2021, pursuant to Sections 201, 301 and 303 of the Indenture dated as of February 4, 2008 (including the form of 2.875% Notes due December 15, 2021)

5.1	Opinion of Richard Mattera, Senior Deputy General Counsel of UnitedHealth Group Incorporated, regarding validity of the Notes
5.2	Opinion of Hogan Lovells US LLP, regarding validity of the Notes
23.1	Consent of Richard Mattera, Senior Deputy General Counsel of UnitedHealth Group Incorporated (included as part of Exhibit 5.1)
23.2	Consent of Hogan Lovells US LLP (included as part of Exhibit 5.2)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 8, 2014

UNITEDHEALTH GROUP INCORPORATED
By:	/s/ Richard J. Mattera
Name: Richard Mattera
Title: Assistant Secretary

EXHIBIT INDEX

Exhibit	Description
1.1
Underwriting Agreement, dated December 3, 2014, among the Company and Goldman, Sachs & Co., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as Representatives of the several Underwriters

1.2
Pricing Agreement, dated December 3, 2014, among the Company and Goldman, Sachs & Co., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as Representatives of the several Underwriters

4.1
Officers’ Certificate and Company Order, dated December 8, 2014 for the 1.400% Notes due December 15, 2017, pursuant to Sections 201, 301 and 303 of the Indenture dated as of February 4, 2008 (including the form of 1.400% Notes due December 15, 2017)

4.2
Officers’ Certificate and Company Order, dated December 8, 2014 for the 2.300% Notes due December 15, 2019, pursuant to Sections 201, 301 and 303 of the Indenture dated as of February 4, 2008 (including the form of 2.300% Notes due December 15, 2019)

4.3
Officers’ Certificate and Company Order, dated December 8, 2014 for the 2.875% Notes due December 15, 2021, pursuant to Sections 201, 301 and 303 of the Indenture dated as of February 4, 2008 (including the form of 2.875% Notes due December 15, 2021)

5.1	Opinion of Richard Mattera, Senior Deputy General Counsel of UnitedHealth Group Incorporated, regarding validity of the Notes
5.2	Opinion of Hogan Lovells US LLP, regarding validity of the Notes
23.1	Consent of Richard Mattera, Senior Deputy General Counsel of UnitedHealth Group Incorporated (included as part of Exhibit 5.1)
23.2	Consent of Hogan Lovells US LLP (included as part of Exhibit 5.2)